UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2019 (December 9, 2019)

INDEPENDENT BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7777 Henneman Way, McKinney, Texas, U.S.A.
(Address of principal executive offices)

75070-1711
(Zip Code)

Registrant’s telephone number, including area code: (972) 562-9004

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IBTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01. Entry Into a Material Definitive Agreement.

On December 9, 2019, Independent Bank Group, Inc., a Texas corporation (“IBTX”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Texas Capital Bancshares, Inc., a Delaware corporation (“TCBI”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, TCBI will merge with and into IBTX (the “Merger”), with IBTX as the surviving entity in the Merger. Immediately following the Merger, TCBI’s wholly owned subsidiary, Texas Capital Bank, will merge with and into IBTX’s wholly owned subsidiary, Independent Bank (the “Bank Merger”), with Independent Bank as the surviving entity in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of IBTX and TCBI.

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of TCBI (“TCBI Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by TCBI or IBTX, will be converted into the right to receive the merger consideration of 1.0311 shares of common stock, par value $0.01 per share, of IBTX (“IBTX Common Stock”). Holders of TCBI Common Stock will receive cash in lieu of fractional shares.

At the Effective Time, (i) each outstanding share of 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of TCBI (collectively, “TCBI Preferred Stock”) will be automatically converted into the right to receive one share of a newly issued series of IBTX preferred stock having substantially the same terms as such share of TCBI Preferred Stock (taking into account that TCBI will not be the surviving entity in the Merger and any adjustment to the right of optional redemption by IBTX that is reasonably necessary to obtain Tier 1 Capital treatment from the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) for such preferred stock) (“New IBTX Preferred Stock”), and (ii) unless otherwise agreed between TCBI and IBTX, each outstanding TCBI equity award under TCBI’s equity compensation plans will vest and be converted into the right to receive the merger consideration (or, in the case of cash-settled TCBI equity awards, an amount in cash determined based on the value of the merger consideration) in respect of each share of TCBI Common Stock underlying such TCBI equity award (and in the case of TCBI stock appreciation rights, less the applicable exercise price).  Any performance goals applicable to TCBI equity awards will be deemed satisfied at the Effective Time based on the greater of target and actual performance.

Certain Governance Matters

The Merger Agreement also provides, among other things, that effective as of the Effective Time, David R. Brooks, the current Chairman of the Board of Directors, President and Chief Executive Officer of IBTX, will continue to serve as Chairman of the Board of Directors, President and Chief Executive Officer of the surviving entity and of the surviving bank. The Merger Agreement also provides that, effective as of the Effective Time, Larry L. Helm, the current Chairman of TCBI, will be appointed as lead independent director of the surviving entity and C. Keith Cargill, the current President and Chief Executive Officer of TCBI, will be appointed as strategic consultant to Mr. David R. Brooks, the Chairman of the Board of Directors, President and Chief Executive Officer of the surviving entity and the surviving bank.  In addition, the Board of Directors of the surviving entity and the surviving bank will be comprised of 13 directors, of which 7 will be former members of the board of directors of TCBI and of which 6 will be former members of the board of directors of IBTX.  Effective as of the Effective Time, the bylaws of IBTX will be amended to reflect the foregoing and certain related governance matters.  In connection with the completion of the Merger, IBTX’s certificate of formation will also be amended to increase the number of authorized shares of IBTX Common Stock from 100 million to 200 million and the number of authorized shares of IBTX preferred stock from 10 million to 20 million.

The amendment to IBTX’s bylaws to be adopted pursuant to the Merger Agreement provides that, until the third anniversary of the closing of the Merger, the Board of Directors of the surviving entity will have four committees: (1) Audit Committee, (2) Compensation Committee, (3) Corporate Governance and Nominating Committee and (4) Risk Committee.  At the Effective Time and until the third anniversary of the closing of the Merger, the chairperson of the Audit Committee and the Risk Committee will be designated from among the continuing TCBI directors (and their successors), and the chairperson of the Compensation Committee and the Corporate Governance and Nominating Committee will be designated from among the continuing IBTX directors (and their successors), and the membership of each of the foregoing committees will be, as practicably as possible, evenly split between continuing TCBI directors (and their successors) and continuing IBTX directors (and their successors).

In addition, the Merger Agreement provides that the corporate headquarters of the surviving entity and of the surviving bank will be located in McKinney, Texas. The name of the surviving entity will be Independent Bank Group, Inc., and the name of the surviving bank will be Texas Capital Bank. The surviving bank will be operated under the name Independent Financial in Colorado and under the name Texas Capital Bank in Texas.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from both IBTX and TCBI, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its shareholders to adopt and approve the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders adopt and approve the Merger Agreement, and (3) its non-solicitation obligations related to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) adoption and approval of the Merger Agreement by TCBI’s shareholders and by IBTX’s shareholders, (2) authorization for listing on the NASDAQ Stock Market, Inc. Global Select Market System of the shares of IBTX Common Stock and New IBTX Preferred Stock to be issued in the Merger, subject to official notice of issuance, (3) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Texas Department of Banking, (4) effectiveness of the registration statement on Form S-4 for the IBTX Common Stock and New IBTX Preferred Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement and (c) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both IBTX and TCBI and further provides that a termination fee of $115,000,000 will be payable by either IBTX or TCBI, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding IBTX or TCBI, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding IBTX, TCBI, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of IBTX and TCBI and a prospectus of IBTX, as well as in the Forms 10-K, Forms 10-Q and other filings that each of IBTX and TCBI make with the Securities and Exchange Commission (“SEC”).

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its execution of the Merger Agreement, IBTX entered into a new employment agreement with Mr. David R. Brooks, which will replace his existing change in control agreement with IBTX as of, and subject to the occurrence of, the Effective Time. The employment agreement provides that Mr. Brooks will serve as Chairman of the Board of Directors, President and Chief Executive Officer of the surviving entity and surviving bank for an initial five-year term following the Effective Time, subject to automatic one-year renewals thereafter. In consideration for Mr. Brooks’s service and other commitments under the employment agreement, he will be eligible for an annual base salary of $1 million, an annual target bonus opportunity equal to 150% of his annual base salary and an annual target long-term incentive compensation opportunity equal to 300% of his annual base salary.  In addition, in consideration for Mr. Brooks’s efforts in connection with the Merger, the employment agreement provides for a $3.5 million payment at the Effective Time and a sign-on restricted stock unit grant at the Effective Time in respect of 95,000 shares of IBTX Common Stock, of which 50% will vest ratably over five years following the Effective Time and 50% will cliff vest five years following the Effective Time subject to the achievement of applicable performance conditions, subject to Mr. Brooks’s continued employment through the applicable vesting date (or his earlier qualifying termination).  Upon a termination of employment without cause or for good reason, in consideration for his execution of a release of claims in favor of the surviving entity and compliance with the restrictive covenants described below, Mr. Brooks would be entitled to a prorated target bonus for the year in which his termination occurs, a cash severance payment (equal to the product of three multiplied by the sum of his base salary and the greater of his target annual bonus and his average annual bonus during the three completed years prior to the date of his termination), continued participation in the Independent Bank Survivor Benefit Plan through age 65, a cash payment equal to 18 months of COBRA premiums, full vesting of his long-term incentive compensation (other than the sign-on restricted stock unit grant), subject to the satisfaction of applicable performance goals, with stock options or stock appreciation rights remaining exercisable for the full remaining term, and continued vesting of his sign-on restricted stock unit grant on the regularly scheduled vesting dates.  Under the employment agreement, Mr. Brooks will be subject to covenants with respect to noncompetition and nonsolicitation of customers and employees for two years following his termination for any reason, as well as perpetual nondisclosure of confidential information and nondisparagement covenants.

In connection with its execution of the Merger Agreement, IBTX also entered into a new employment agreement with Daniel W. Brooks, which will replace his existing change in control agreement with IBTX as of, and subject to the occurrence of, the Effective Time.  The employment agreement provides that Mr. Brooks will serve as Vice Chairman of the surviving entity and surviving bank for an initial three-year term following the Effective Time, subject to one-year renewal thereafter.  In consideration for Mr. Brooks’s service and other commitments under the employment agreement, he will be eligible for an annual base salary of $575,000, an annual target bonus opportunity equal to 100% of his annual base salary and an annual target long-term incentive compensation opportunity equal to 135% of his base salary.  In addition, in consideration for Mr. Brooks’s efforts in connection with the Merger, the employment agreement provides for a $2 million payment at the Effective Time and a sign-on restricted stock unit grant at the Effective Time in respect of 20,000 shares of IBTX Common Stock, subject to the same vesting terms as the sign-on restricted stock unit grant awarded to Mr. David Brooks.  Upon a termination of employment without cause or for good reason, in consideration for his execution of a release of claims in favor of the surviving entity and compliance with the restrictive covenants described below, Mr. Brooks would be entitled to a prorated target bonus for the year in which his termination occurs, a cash severance payment (equal to the product of (i) one, if prior to a change in control, or two, within two years following a change in control, multiplied by (ii) the sum of his (x) base salary and (y) the greater of his target annual bonus and his average annual bonus during the three completed years prior to the date of his termination), continued participation in the Independent Bank Survivor Benefit Plan through age 65, a cash payment equal to 18 months of COBRA premiums, full vesting of his long-term incentive compensation (other than his sign-on restricted stock unit grant), subject to the satisfaction of applicable performance goals, with stock options or stock appreciation rights remaining exercisable for the full remaining term, and continued vesting of his sign-on restricted stock unit grant on the regularly scheduled vesting dates.  Under the employment agreement, Mr. Brooks will be subject to covenants with respect to noncompetition and nonsolicitation of customers and employees for one year following his termination for any reason, as well as perpetual nondisclosure of confidential information and nondisparagement covenants.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of December 9, 2019, by and between Texas Capital Bancshares, Inc. and Independent Bank Group, Inc.*
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*  Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of IBTX and TCBI.  Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements.  These forward-looking statements are based on IBTX’s and TCBI’s current expectations and assumptions regarding IBTX’s and TCBI’s businesses, the economy, and other future conditions.  Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect IBTX’s or TCBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance.  Such risks and uncertainties include, among others:  the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and TCBI, the outcome of any legal proceedings that may be instituted against IBTX or TCBI, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where IBTX and TCBI do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of IBTX and TCBI successfully, and the dilution caused by IBTX’s issuance of additional shares of its capital stock in connection with the transaction.  Except to the extent required by applicable law or regulation, each of IBTX and TCBI disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.  Further information regarding IBTX, TCBI and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission (“SEC”), and in TCBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, IBTX will file with the SEC a registration statement on Form S-4 to register the shares of IBTX’s capital stock to be issued in connection with the merger.  The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of IBTX and TCBI seeking their approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT IBTX, TCBI AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from IBTX at its website, www.ibtx.com, or from TCBI at its website, www.texascapitalbank.com.  Documents filed with the SEC by IBTX will be available free of charge by accessing the Investor Relations page of IBTX’s website at www.ibtx.com or, alternatively, by directing a request by telephone or mail to Independent Bank Group, Inc., 7777 Henneman Way, McKinney, Texas 75070, (972) 562-9004, and documents filed with the SEC by TCBI will be available free of charge by accessing TCBI’s website at www.texascapitalbank.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Texas Capital Bancshares, Inc., 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, (214) 932-6600.

Participants in the Solicitation

IBTX, TCBI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IBTX and TCBI in connection with the proposed transaction under the rules of the SEC.  Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.  Additional information about IBTX, and its directors and executive officers, may be found in IBTX’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019, and other documents filed by IBTX with the SEC.  Additional information about TCBI, and its directors and executive officers, may be found in TCBI’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 7, 2019, and other documents filed by TCBI with the SEC.  These documents can be obtained free of charge from the sources described.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANK GROUP, INC.

	By:	/s/ David R. Brooks
	Name:	David R. Brooks
	Title:	Chairman of the Board, Chief Executive Officer and President

Date: December 13, 2019